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                                                                   Exhibit 99(a)



                        KEYCORP STUDENT LOAN TRUST 2000-B

                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date: April 25, 2001

(i)    Amount of principal being paid or distributed in respect of the Class A-1 Notes:
               $17,014,704.81
               --------------
              ($    0.0001134, per $1,000 original principal amount of Class A-1 Notes)
               --------------
(ii)   Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                   $0.00
               --------------
              ($       -     , per $1,000 original principal amount of Class A-2 Notes)
               --------------
(iii)  Amount of interest being paid or distributed in respect of the Class A-1 Notes:
               $1,859,730.53
               --------------
              ($   0.0000124 , per $1,000 original principal amount of Class A-1 Notes)
               --------------
(iv)   Amount of interest being paid or distributed in respect of the Class A-2 Notes:
               $7,132,531.25
               --------------
              ($   0.0000147 , per $1,000 original principal amount of Class A-2 Notes)
               --------------
(v)    Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
       (1) Distributed to Class A-1 Noteholders:
                   $0.00
               --------------
              ($       -     , per $1,000 original principal amount of Class A-1 Notes)
               --------------

       (2) Distributed to Class A-2 Noteholders:
                   $0.00
               --------------
              ($       -     , per $1,000 original principal amount of Class A-2 Notes)
               --------------

       (3) Balance on Class A-1 Notes:
                   $0.00
               --------------
              ($       -     , per $1,000 original principal amount of Class A-1 Notes)
               --------------

       (4) Balance on Class A-2 Notes:
                   $0.00
               --------------
              ($       -     , per $1,000 original principal amount of Class A-2 Notes)
               --------------
(vi)   Payments made under the Cap Agreement on such date: April 24, 2001
                                                           -----------------------------------------
              (    $0.00     with respect to the Class A-1 Notes,
               --------------
              (    $0.00     with respect to the Class A-2 Notes;
               --------------
               and the total outstanding amount owed to the Cap Provider:
                                                                          --------------------------

(vii)  Pool Balance at the end of the related Collection Period: $560,528,986.65
                                                                 ---------------
(viii) After giving effect to distributions on this Distribution Date:
       (a) (1) Outstanding principal amount of Class A-1 Notes: $113,664,647.11
                                                                ----------------
           (2) Pool Factor for the Class A-1 Notes: 0.75776431
                                                    ----------
       (b) (1) Outstanding principal amount of Class A-2 Notes: $485,000,000.00
                                                                ---------------
           (2) Pool Factor for the Class A-2 Notes: 1.00000000
                                                    ----------
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
(ix)   Note Interest Rate for the Notes:
       (a) In general
           (1) Three-Month Libor was
               5.5725000% for the period
               ----------
           (2) The Student Loan Rate was: 7.4977453%
                                          ----------
       (b) Note Interest Rate for the Class A-1 Notes: 5.6925000% (Based on 3-Month LIBOR)
                                                       ----------
       (c) Note Interest Rate for the Class A-2 Notes: 5.8825000% (Based on 3-Month LIBOR)
                                                       ----------

(x)    Amount of Master Servicing Fee for related Collection Period: $702,983.54
                                                                     -----------
           $ 0.000004687, per $1,000 original principal amount of Class A-1 Notes.
           -------------
           $ 0.000001449, per $1,000 original principal amount of Class A-2 Notes.
           -------------

(xi)   Amount of Administration Fee for related Collection Period: $3,000.00
                                                                   ---------
           $ 0.000000020, per $1,000 original principal amount of Class A-1 Notes.
           -------------
           $ 0.000000006, per $1,000 original principal amount of Class A-2 Notes.
           -------------

(xii)  (a) Aggregate amount of Realized Losses (if any) for the related Collection Period:                        ($71,612.64)
                                                                                           -----------------------------------
       (b) Delinquent Contracts                           # Disb.            %                       $ Amount              %
                                                          -------           ---                      --------             ---
           30-60 Days Delinquent                            1,157           2.70%                  $ 12,403,628          3.30%
           61-90 Days Delinquent                              487           1.14%                  $  4,824,667          1.29%
           91-120 Days Delinquent                             845           1.97%                  $  7,539,330          2.01%
           More than 120 Days Delinquent                      351           0.82%                  $  3,524,374          0.94%
           Claims Filed Awaiting Payment                       82           0.19%                  $    953,621          0.25%
                                                            -----           -----                  ------------          -----
              TOTAL                                         2,922           6.83%                  $ 29,245,620          7.79%
       (c) Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:                                $0.00
                                                                                          ------------------------------------
       (d) Reserve Account Balance                                                                              $10,774,388.66
                                                                                          ------------------------------------
           Draw for this Distribution Date                                                                               $0.00
                                                                                          ------------------------------------
           Realized Loss Draw                                                                                            $0.00
                                                                                          ------------------------------------
(xiii)     Amount in the Prefunding Account: $31,078,636.48
                                             --------------
(xiv)      Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
              Subsequent Pool Student Loans: $      -
                                             --------------
(xv)       Amount in the Pre-Funding Account at the end of the Funding period to be distributed:                         $0.00
                                                                                                  ----------------------------
(xvi)      Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:                     $135,000.00
                                                                                                ------------------------------
(xvii)     Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:
                                                                                                              ----------------
(xviii     Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to the Securities Guaranty Insurance Policy: $0.00
                                                        -----
(xix)      The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:                             $483,744.82
                                                                                          ------------------------------------
           The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:                                 $0.00
                                                                                           -----------------------------------
           The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                                    $0.00
                                                                                           -----------------------------------
           The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                                    $0.00
                                                                                           -----------------------------------
           and the amount of any Termination Pymt either paid by or made to the Trust on                                 $0.00
           such Distribution Date:                                                         -----------------------------------
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